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                                                                    Exhibit 10.7

                              SECURITY AGREEMENT
                              ------------------

          SECURITY AGREEMENT, dated as of May 25, 1996, by WILSONS LEATHER HOLDINGS INC., a Minnesota corporation ("Borrower") and the other grantors listed on the signature pages hereto (collectively "Grantors"), in favor of GENERAL ELECTRIC CAPITAL CORPORATION, a New York corporation, in its capacity as Agent for Lenders.

                             W I T N E S S E T H:
                             --------------------

          WHEREAS, pursuant to that certain Credit Agreement dated as of the date hereof by and among Borrower (and certain of Borrower's corporate Affiliates), Agent and Lenders (including all appendices, exhibits or schedules thereto, as from time to time amended, restated, supplemented or otherwise modified, the "Credit Agreement"), Lenders have agreed to make the Loans and to incur Letter of Credit Obligations and Eligible Trade L/C Obligations on behalf of Borrower;

          WHEREAS, pursuant to Guaranties of even date herewith entered into by the Grantors (other than Borrower) in favor of Agent for the benefit of Lenders, the other Grantors have guaranteed payment of Borrower's Obligations under the Credit Agreement;

          WHEREAS, Agent and Lenders are willing to make the Loans and to incur Letter of Credit Obligations and Eligible Trade L/C Obligations as provided for in the Credit Agreement, but only upon the condition, among others, that Grantors shall have executed and delivered this Security Agreement to Agent, for itself and the ratable benefit of Lenders;

          NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Grantors hereby agree as follows:

          1. DEFINED TERMS. All capitalized terms used but not otherwise defined herein have the meaning given to them in the Credit Agreement or in Schedule A thereto. All other undefined terms contained in this Security Agreement, unless the context indicates otherwise, have the meanings provided for by Article 9 of the Commercial Code as in effect in the State of Illinois (the "Code") to the extent the same are used or defined therein.

          2.  GRANT OF SECURITY INTEREST.

          (a) To secure the prompt and complete payment, performance and observance of all of the Obligations, and to induce Agent and Lenders to enter into the Credit Agreement and to make the Loans and incur Letter of Credit Obligations and Eligible Trade L/C Obligations as provided for therein in accordance with the terms and conditions thereof, each Grantor hereby grants, assigns, conveys, mortgages, pledges, hypothecates and transfers to Agent, for itself and
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the ratable benefit of Lenders, a security interest in its right, title and interest in, to and under the following, whether now owned by or owing to, or hereafter acquired by or arising in favor of such Grantor (including under any trade names, styles or derivations thereof), and whether owned or consigned by or to, or leased from or to, such Grantor, and regardless of where located (all of which being hereinafter collectively referred to as the "Collateral"):

               (i)    all Accounts;

               (ii)   all Chattel Paper;

               (iii)  all Contracts;

               (iv) all deposit accounts now or hereafter established by Borrower, all cash deposited therein from time to time and all other monies, cash, cash equivalents and property of Borrower or any other Grantor in the possession or under the control of Agent or any Lenders;

               (v)    all Documents;

               (vi)   all General Intangibles;

               (vii)  all Instruments;

               (viii) all Inventory;

               (ix)   all Investment Property;

               (x) all books, records, ledger cards, files, correspondence, computer programs, tapes, disks and related data processing software that at any time evidence or contain information relating to any of the property described in
                      (i) through (ix) above or are otherwise necessary or helpful in the collection thereof or realization thereon; and

               (xi) all Proceeds of and all accessions to, substitutions and replacements for, and rents, profits and products of all or any of the property described in (i) through (x) above.

          (b) In addition, to secure the prompt and complete payment, performance and observance of the Obligations and in order to induce Agent and Lenders as aforesaid, each Grantor hereby grants to Agent, for itself and the ratable benefit of Lenders, a security interest in the property of such Grantor held by Agent or any Lender, consisting of property described above in Section 2(a) now or hereafter in the possession or custody of or in transit to Agent or any Lender, for any purpose, including safekeeping, collection or pledge, for the account of such Grantor, or as to which such Grantor may have any right or power.

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          3.  AGENT'S AND LENDERS' RIGHTS; LIMITATIONS ON AGENT'S AND LENDERS'
OBLIGATIONS.

          (a) It is expressly agreed by each Grantor that, anything herein to the contrary notwithstanding, each Grantor shall remain liable under each of its Contracts and each of its Licenses to observe and perform all the conditions and obligations to be observed and performed by it thereunder. Neither Agent nor any Lender shall have any obligation or liability under any Contract or License by reason of or arising out of this Security Agreement or the granting herein of a security interest therein or the receipt by Agent or any Lender of any payment relating to any Contract or License pursuant hereto. Neither Agent nor any Lender shall be required or obligated in any manner to perform or fulfill any of the obligations of any Grantor under or pursuant to any Contract or License, or to make any payment, or to make any inquiry as to the nature or the sufficiency of any payment received by it or the sufficiency of any performance by any party under any Contract or License, or to present or file any claims, or to take any action to collect or enforce any performance or the payment of any amounts which may have been assigned to it or to which it may be entitled at any time or times.

          (b) Agent may at any time after an Event of Default shall have occurred and be continuing, immediately upon notice to Borrower, notify Account Debtors, parties to the Contracts and obligors in respect of Instruments and Chattel Paper, that the Accounts and the right, title and interest of each Grantor in and under such Contracts, Instruments and Chattel Paper have been assigned to Agent, for itself and the ratable benefit of Lenders, and that payments shall be made directly to Agent, for itself and the ratable benefit of Lenders. Upon the request of Agent, if an Event of Default shall have occurred and is continuing, each Grantor shall so notify Account Debtors, parties to Contracts and obligors in respect of Instruments and Chattel Paper.

          (c) Subject to the limitations contained in the Credit Agreement, Agent shall have the right to make test verifications of the Accounts and physical verifications and appraisals of the Inventory and other Collateral, at Borrower's expense in any manner and through any medium that it considers advisable, and each Grantor agrees to furnish all such information and assistance as Agent may require in connection therewith. Agent may at any time in Agent's own name (on behalf of itself and Lenders), or in the name of a Grantor communicate with Account Debtors, parties to Contracts, obligors in respect of Instruments and obligors in respect of Chattel Paper to verify with such Persons, to Agent's satisfaction, the existence, amount and terms of any such Accounts, Contracts, Instruments or Chattel Paper. If an Event of Default shall have occurred and be continuing, Borrower or Newco, at their own expense, shall cause the certified independent public accountants then engaged by Borrower or Newco to prepare and deliver to Agent at any time and from time to time promptly upon Agent's request (on behalf of itself and Lenders), the following reports with respect to each Grantor: (i) a reconciliation of all Accounts; (ii) an aging of all Accounts; (iii) trial balances; (iv) a test verification of such Accounts as Agent may request; and (v) a summary of all intercompany accounts. Each Grantor, at its own expense, shall deliver to Agent the results of each physical verification, if any, which such Grantor may in its discretion have made, or caused any other Person to have made on its behalf, of all or any portion of its Inventory.

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          4.   REPRESENTATIONS AND WARRANTIES.  Each Grantor represents and warrants that:

          (a) Each Grantor is the sole owner of each item of the Collateral in which it purports to grant a security interest hereunder, and has good and marketable title thereto free and clear of any and all Liens other than Permitted Encumbrances.

          (b) No effective security agreement, financing statement, equivalent security or Lien instrument or continuation statement covering all or any part of the Collateral is on file or of record in any public office, except such as may have been filed (i) by a Grantor in favor of Agent, for itself and the ratable benefit of Lenders, pursuant to this Security Agreement, (ii) in connection with any other Permitted Encumbrances; and (iii) to evidence Borrower's interest as Consignor under the Consignment Agreement.

          (c) This Security Agreement is effective to create a valid and continuing Lien on and, upon the filing of the appropriate financing statements listed on Schedule I hereto, a perfected security interest in favor of Agent, for itself and the ratable benefit of Lenders, in the Collateral with respect to which a security interest may be perfected by filing pursuant to the Code. That Lien is prior to all other Liens, except Permitted Encumbrances that would be prior to Liens in favor of Agent for the benefit of Agent and Lenders as a matter of law, and is enforceable as such as against any and all creditors of and purchasers from any Grantor (other than purchasers of Inventory in the ordinary course of business). All actions by each Grantor necessary or desirable to protect and perfect such security interest in each item of the Collateral have been duly taken.

          (d) Schedule II hereto lists all Instruments (other than certificated securities) and Chattel Paper of each Grantor outstanding on the date hereof. All actions by each Grantor necessary or desirable to protect and perfect the security interest of Agent, for the benefit of Agent and Lenders, in each item set forth on Schedule II (including the delivery of all originals thereof to Agent (or to a bank or other Person acting as agent for Agent) and the legending of all Chattel Paper as required by Section 5(b) hereof) has been duly taken. The security interest of Agent, for the benefit of Agent and Lenders, in the Collateral listed on Schedule II hereto is prior to all other Liens, except Permitted Encumbrances, and is enforceable as such against any and all creditors of and purchasers from each Grantor.

          (e) Each Grantor's chief executive office, principal place of business, corporate offices, all warehouses and premises where Collateral is stored or located, and the locations of all of its books and records concerning the Collateral are set forth on Schedule III-A hereto.

          (f) With respect to the Accounts, (i) they represent bona fide sales of Inventory or rendering of services to Account Debtors in the ordinary course of any Grantor's business completed in accordance with the terms and provisions contained in the documents available to Agent with respect thereto and are not evidenced by a judgment, Instrument or Chattel Paper; (ii) the amounts shown on such deliveries to Agent and on such records and all

                                       4
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invoices, statements and Collateral Reports which may be delivered to the Agent with respect thereto are actually and absolutely owing to any Grantor as indicated thereon and are not in any way contingent; (iii) no payments have been or shall be made thereon except payments immediately delivered to the applicable Grantor's account and transferred to Borrower's Concentration Account or the Agent as required pursuant to the terms of Schedule E to the Credit Agreement;
(iv) except as specifically disclosed in a current Borrowing Base Certificate delivered to Agent, there are no setoffs, claims or disputes existing or asserted with respect thereto and no Grantor has made any agreement with any Account Debtor for any extension of time for the payment thereof, any compromise or settlement for less than the full amount thereof, any release of any Account Debtor from liability therefor, or any deduction therefrom except a discount or allowance allowed by any Grantor in the ordinary course of its business for prompt payment and disclosed to Agent; (v) to the best of each Grantor's knowledge, except as specifically disclosed in a Collateral Report delivered to Agent, there are no facts, events or occurrences which in any way impair the validity or enforcement thereof or tend to reduce the amount payable thereunder as shown on such deliveries to Agent or on such Grantor's books and records and all invoices, statements and Collateral Reports delivered to Agent and Lenders with respect thereto; (vi) to the best of each Grantor's knowledge, all Account Debtors have the capacity to contract; (vii) except as specifically disclosed in a Collateral Report delivered to Agent, no Grantor has received any notice of proceedings or actions which are threatened or pending against any Account Debtor which might result in any adverse change in such Account Debtor's financial condition; and (viii) except as specifically disclosed in a Collateral Report delivered to Agent, no Grantor has knowledge that any Account Debtor is unable generally to pay its debts as they become due.

          (g) With respect to any Inventory scheduled or listed on any statement, Collateral Report or other report delivered to Agent pursuant to the terms of this Security Agreement or the Credit Agreement, (i) such Inventory is located at one of the applicable Grantor's locations set forth on Schedule III-A hereto or constitutes Eligible In-Transit Inventory; (ii) no Inventory is now, or shall at any time or times hereafter be stored with a bailee, warehouseman or similar party without Agent's prior consent, and if Agent gives such consent, each Grantor will concurrently therewith cause any such bailee, warehouseman or similar party to issue and deliver to Agent in form and substance acceptable to Agent, warehouse receipts therefor in Agent's name, (iii) each Grantor has good, indefeasible and merchantable title to such property and such property is not subject to any Lien or security interest or document whatsoever except for the perfected, first priority security interest granted to Agent, for the benefit of Agent and Lenders, hereunder, and except for Permitted Encumbrances, (iv) except as specifically disclosed in a Collateral Report delivered to Agent, such Inventory is Eligible Inventory of good and merchantable quality, free from any defects, (v) such property is not subject to any licensing, patent, royalty, trademark, trade name or copyright agreements with any third parties which would require any consent of any third party upon sale or disposition of that Inventory or the payment of any monies to any third party as a precondition of such sale or other disposition, and (vi) the completion of manufacture, sale or other disposition of such property by Agent following an Event of Default shall not require the consent of any Person and shall not constitute a breach or default under any contract or agreement to which any Grantor is a party or to which such property is subject. No Inventory shall be moved to any location not listed on Schedule III-A or

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disclosed to Agent in advance. No Inventory shall be moved to any location which would cause Agent to lose its perfected security interest therein, except that up to 2% of Borrower's finished goods inventory at any time may be on consignment with retailers other than Store Guarantors. As to kiosks, holiday stores and other temporary sales locations, Grantors shall not cause or permit such sales locations (i) to be operated by any entity other than a Person that is a Grantor hereunder and a party to the Consignment Agreement with Borrower, or (ii) to be operated in a jurisdiction in which an effective UCC-1 consignment filing in favor of Borrower (and assigned to Agent) and an effective UCC-1 filing in favor of Agent, in each case signed by the applicable Grantor, are not on file in the appropriate filing offices.

          (h) No Grantor has any interest in, or title to, any Trademark material to its business except as set forth in Schedule IV hereto. This Security Agreement is effective to create a valid and continuing Lien on and, upon filing of the Trademark Security Agreements with the United States Patent and Trademark Office, perfected security interests in favor of Agent, for itself and the ratable benefit of Lenders, in each Grantor's Trademarks and such perfected security interests are enforceable as such as against any and all creditors of and purchasers from each Grantor. Upon filing of the Trademark Security Agreements with the United States Patent and Trademark Office, and upon filing financing statements under the Code with respect to General Intangibles, all action necessary or desirable to protect and perfect Agent's security interest in each Grantor's Trademarks shall have been duly taken. The foregoing shall apply only to those Grantors that own Trademarks.


          5. COVENANTS. Each Grantor covenants and agrees with Agent, for the benefit of Agent and Lenders, that from and after the date of this Security Agreement and until the Termination Date:

          (a) Further Assurances; Pledge of Instruments. At any time and from time to time, upon the written request of Agent and at the sole expense of each Grantor, such Grantor shall promptly and duly execute and deliver any and all such further instruments and documents and take such further actions as Agent may deem desirable to obtain the full benefits of this Security Agreement and of the rights and powers herein granted, including (i) using its reasonable efforts to secure all consents and approvals necessary or appropriate for the assignment to or for the benefit of Agent, for itself and the ratable benefit of Lenders, of any License or Contract held by such Grantor or in which such Grantor has any rights not heretofore assigned, (ii) filing any financing or continuation statements under the Code with respect to the Liens and security interests granted hereunder or under any other Loan Document, (iii) transferring Collateral to Agent's possession (for the benefit of Agent and Lenders) if such Collateral consists of Chattel Paper, Instruments or if a security interest in such Collateral can be perfected only by possession, or if requested by Agent, and (iv) using its reasonable efforts to obtain waivers of Liens, if any exist, from landlords and mortgagees, but only to the extent required by the Credit Agreement. Each Grantor also hereby authorizes Agent, for itself and the ratable benefit of Lenders, to file any such financing or continuation statements without the signature of any Grantor to the extent permitted by applicable law. If any amount payable under or in connection with any of the Collateral is or shall become evidenced by any Instrument, such Instrument, other than checks and


                                       6

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notes received in the ordinary course of business, shall be duly endorsed in a manner satisfactory to Agent immediately upon a Grantor's receipt thereof.

          (b) Maintenance of Records. Each Grantor shall keep and maintain, at its own cost and expense, satisfactory and complete records of the Collateral, including a record of any and all payments received and any and all credits granted with respect to the Collateral and all other dealings with the Collateral. Each Grantor shall mark its books and records pertaining to the Collateral to evidence this Security Agreement and the security interests granted hereby. All Chattel Paper shall be marked with the following legend:
"This writing and the obligations evidenced or secured hereby are subject to the security interest of General Electric Capital Corporation, as Agent, for the benefit of itself as a Lender and certain other Lenders." For Agent's further security, each Grantor agrees that Agent, for itself and the ratable benefit of Lenders, shall have a special property right and security interest in all of each Grantor's books and records pertaining to the Collateral and, upon the occurrence and during the continuance of any Event of Default, each Grantor shall deliver and turn over any such books and records to Agent or to its representatives at any time on demand of Agent. Prior to the occurrence of a Default or Event of Default and upon notice from Agent, each Grantor shall permit any representative of Agent to inspect such books and records and shall provide photocopies thereof to Agent, for the benefit of Agent and Lenders, as more specifically set forth in Section 5(c) below.

          (c) Right of Inspection. Subject to the limitations contained in the Credit Agreement, upon reasonable notice to Borrower, Agent and its employees, officers, agents and representatives shall have the right (and without any notice to any Grantor upon the occurrence and during the continuance of any Event of Default) to enter into and upon any premises where any of the Inventory or other Collateral is located for the purpose of inspecting the same, observing its use or otherwise protecting Agent's interests (for the benefit of Agent and Lenders) in the Collateral.

          (d) Continuous Perfection. No Grantor shall change its chief executive office, principal place of business, corporate offices, or warehouses or other Collateral locations, or remove any such Books and Records from such locations, other than in compliance with Section 6.16 of the Credit Agreement. In addition, no Grantor shall change its name, identity or corporate structure in any manner which might make any financing or continuation statement filed in connection herewith seriously misleading within the meaning of Section 9.402(7) of the Code or any other then applicable provision of the Code except in compliance with the provisions of Section 6.16 of the Credit Agreement.

          (e)  Covenants Regarding Trademark Collateral.

               (i) Borrower shall notify Agent immediately if it knows or has reason to know that any application or registration relating to any Trademark (now or hereafter existing) may become abandoned or dedicated, or of any adverse determination or development (including the institution of, or any such determination or development in, any proceeding in the United States Patent and Trademark Office or any court) regarding


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     any Grantor's ownership of any Trademark, its right to register the same, or to keep and maintain the same.

               (ii) In no event shall any Grantor, either itself or through any agent, employee, licensee or designee, file an application for the registration of any Trademark with the United States Patent and Trademark Office or any similar office or agency without giving Agent prior written notice thereof, and, upon request of Agent, such Grantor shall execute and deliver any and all Trademark Security Agreements as Agent may request to evidence Agent's security interest (for the benefit of Agent and Lenders) in such Trademark and the General Intangibles of any Grantor relating thereto or represented thereby.

               (iii) Each Grantor shall take all actions necessary or requested by Agent to maintain and pursue each application, to obtain the relevant registration and to maintain the registration of each of the Trademarks (now or hereafter existing), including the filing of applications for renewal, affidavits of use, affidavits of noncontestability and opposition and interference and cancellation proceedings, unless such Grantor determines, in its reasonable business judgment, that the Trademark which is the subject of such application or registration is not material to the business of such Grantor or the other Credit Parties.

               (iv) In the event that any material Trademark Collateral is infringed upon, or misappropriated or diluted by a third party, the applicable Grantor shall notify Agent promptly after it learns thereof. Such Grantor shall, unless it shall reasonably determine that such Trademark Collateral is not material to the conduct of its business or operations, promptly sue for infringement, misappropriation or dilution and to recover any and all damages for such infringement, misappropriation or dilution, and shall take such other actions as Agent shall deem appropriate under the circumstances to protect such Trademark Collateral.

          (f) Indemnification. In any suit, proceeding or action brought by Agent or any Lender relating to any Account, Chattel Paper, Contract, Document, General Intangible or Instrument for any sum owing thereunder or to enforce any provision of any Account, Chattel Paper, Contract, Document, General Intangible or Instrument, Grantors, jointly and severally, will save, indemnify and keep Agent and Lenders harmless from and against all expense, loss or damage suffered by reason of any defense, setoff, counterclaim, recoupment or reduction of liability whatsoever of the obligor thereunder, arising out of a breach by any Grantor of any obligation thereunder or arising out of any other agreement, indebtedness or liability at any time owing to, or in favor of, such obligor or its successors from any Grantor, except in the case of Agent or any Lender, to the extent such expense, loss, or damage is attributable solely to the gross negligence or willful misconduct of Agent or such Lender as finally determined by a court of competent jurisdiction. All such obligations of Grantors shall be and remain enforceable against and only against Grantors and shall not be enforceable against Agent or any Lender.

          (g) Compliance with Terms of Accounts, etc. In all material respects, each Grantor will perform and comply with all obligations in respect of its Accounts, Chattel Paper,


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Contracts and Licenses and all other agreements to which it is a party or by which it is bound relating to the Collateral.

          (h) Limitation on Liens on Collateral. Grantors will not create, permit or suffer to exist, and each Grantor will defend the Collateral against, and take such other action as is necessary to remove, any Lien on the Collateral except Permitted Encumbrances, and will defend the right, title and interest of Agent and Lenders in and to any of such Grantor's rights in the Collateral against the claims and demands of all Persons whomsoever.

          (i) Limitations on Modifications of Accounts. Each Grantor shall promptly notify Agent if such Grantor grants any extension of the time of payment of any of the Accounts, Chattel Paper or Instruments or compromises, compounds or settles the same for less than the full amount thereof, or if such Grantor releases, wholly or partly, any Person liable for the payment thereof, or allows any credit or discount whatsoever thereon, in each case, other than any such action taken in the ordinary course of business of such Grantor.

          (j) Limitations on Disposition. No Grantor will sell, lease, transfer or otherwise dispose of any of the Collateral, or attempt or contract to do so except as permitted by the Credit Agreement.

          (k) Notices. Each Grantor will advise Agent promptly, in reasonable detail, (i) of any Lien (other than Permitted Encumbrances) made or asserted against any of the Collateral, and (ii) of the occurrence of any other event which would have a material adverse effect on the aggregate value of the Collateral or on the security interests created hereunder.


          6.   AGENT'S APPOINTMENT AS ATTORNEY-IN-FACT.

          (a) Each Grantor hereby irrevocably constitutes and appoints Agent, and any officer or agent thereof, with full power of substitution, as its true and lawful attorney-in-fact with full irrevocable power and authority in the place and stead of any Grantor and in the name of such Grantor or in its own name, from time to time in Agent's sole discretion for the purpose of carrying out the terms of this Security Agreement, to take any and all appropriate action and to execute and deliver any and all documents and instruments which may be necessary or desirable to accomplish the purposes of this Security Agreement and, without limiting the generality of the foregoing, hereby grants to Agent, the power and right, on behalf of each Grantor, without notice to or assent by any Grantor except as otherwise specifically provided for herein or in the Credit Agreement, and at any time, to do the following (provided, however, that Agent may only take the actions in clauses (i), (iii), (iv) and (vii) through
(xiv) so long as any Event of Default shall have occurred and be continuing):

               (i) in the name of each Grantor, in its own name or otherwise, take possession of, endorse and receive payment of any checks, drafts, notes, acceptances, or other Instruments for the payment of monies due under any Collateral;


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               (ii)    upon Grantor's failure to maintain the insurance required
     by the Credit Agreement, continue any insurance existing pursuant to the terms of this Security Agreement, the Credit Agreement or any other Loan Document, and pay all or any part of the premiums therefor and the costs thereof;

               (iii) receive payment of any and all monies, claims, and other amounts due or to become due at any time arising out of or in respect of any Collateral;

               (iv) ask, demand, collect, receive and give acquittances and receipts for any and all money due or to become due under any Collateral;

               (v) upon Grantor's failure to take any such action when required under the Credit Agreement, pay or discharge taxes, Liens, security interests or other encumbrances levied or placed on or threatened against the Collateral to the extent that any such action may be necessary or desirable to protect or preserve the Collateral or the first priority, perfected security interest of Agent, in the Collateral;

               (vi) effect any repairs or upon Grantor's failure to maintain the insurance required by the Credit Agreement, obtain any insurance called for by the terms hereof, of the Credit Agreement or of any other Loan Document, and pay all or any part of the premiums therefor and costs thereof;

               (vii) direct any party liable for any payment under or in respect of any of the Collateral to make payment of any and all monies due or to become due thereunder, directly to Agent or as Agent shall direct;

               (viii) sign and endorse any invoices, freight or express bills, bills of lading, storage or warehouse receipts, drafts against debtors, assignments, verifications and notices in connection with Accounts and other documents constituting or related to the Collateral;

               (ix) settle, compromise or adjust any suit, action, or proceeding described herein and, in connection therewith, give such discharges or releases as Agent may deem appropriate;

               (x) file any claim or take or commence any other action or proceeding in any court of law or equity or otherwise deemed appropriate by Agent for the purpose of collecting any and all such monies due under any Collateral whenever payable;

               (xi) commence and prosecute any suits, actions or proceedings at law or in equity in any court of competent jurisdiction to collect the Collateral or any part thereof and to enforce any other right in respect of any Collateral;

               (xii) defend any suit, action or proceeding brought against any Grantor with respect to any Collateral if such Grantor does not defend such suit, action or


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     proceeding or if Agent believes that such Grantor is not pursuing such defense in a manner that will maximize the recovery with respect to such Collateral;

               (xiii) license or, to the extent permitted by an applicable license, sublicense whether general, specific or otherwise, and whether on an exclusive or non-exclusive basis, any Trademark for such consideration and on such terms and conditions and in such manner as Agent shall, in its sole discretion, determine; and

               (xiv) sell, transfer, pledge, make any agreement with respect to or otherwise deal with any of the Collateral as fully and completely as though Agent were the absolute owner thereof for all purposes.

          (b) Each Grantor hereby ratifies, to the extent permitted by law, all that said attorneys shall lawfully do or cause to be done by virtue hereof. The power of attorney granted pursuant to this Section 6 is a power coupled with an interest and shall be irrevocable until all of the Obligations are indefeasibly paid or otherwise satisfied in full.

          (c) The powers conferred on Agent hereunder are solely to protect Agent's interests in the Collateral and shall not impose any duty upon Agent to exercise any such powers. Agent shall not be accountable for any amount other than amounts that it actually receives as a result of the exercise of such powers and none of Agent's officers, directors, employees, agents or representatives shall be responsible to any Grantor for any act or failure to act, except individually (and not jointly and severally) for their own gross negligence or willful misconduct as finally determined by a court of competent jurisdiction after all possible appeals have been exhausted.

          (d) Each Grantor also authorizes Agent at any time and from time to time upon the occurrence and during the continuation of any Event of Default, to
(i) communicate in its own name with any party to any Contract with regard to the assignment of the right, title and interest of any Grantor in and under the Contracts and other matters relating thereto, and (ii) execute, in connection with any sale provided for in Section 7 hereof, any endorsements, assignments or other instruments of conveyance or transfer with respect to the Collateral.


          7.   REMEDIES; RIGHTS UPON DEFAULT.

          (a) If any Event of Default shall have occurred and be continuing, Agent may exercise in addition to all other rights and remedies granted to it under this Security Agreement, the Credit Agreement, the other Loan Documents and under any other instrument or agreement securing, evidencing or relating to any of the Obligations, all rights and remedies of a secured party under the Code. Without limiting the generality of the foregoing, each Grantor expressly agrees that in any such event Agent, without demand of performance or other demand, advertisement or notice of any kind (except the notice specified below of time and place of public or private sale) to or upon any Grantor or any other Person (all and each of which demands, advertisements and notices are hereby expressly waived to the maximum extent permitted by the Code and other applicable law), may forthwith enter upon the premises of each Grantor where any Collateral is located through self-help, without judicial process, without first obtaining a final judgment or giving any Grantor or any other Person notice and opportunity for a hearing on Agent's claim or action (on behalf of Agent and Lenders), and may collect, receive, assemble, process, appropriate and realize upon the Collateral, or any part thereof, and may forthwith sell, lease, assign, give an option or options to purchase, or sell or otherwise dispose of and deliver said Collateral (or contract to do so), or any part thereof, in one or more parcels at a public or private sale or sales, at any exchange at such prices as it may deem acceptable, for cash or on credit or for future delivery without assumption of any credit risk. Agent or any Lender shall have the right upon any such public sale or sales and, to the extent permitted by law, upon any such private sale or sales, to purchase for the benefit of Agent or any Lenders, the whole or any part of said Collateral so sold, free of any right or equity of redemption, which equity of redemption each Grantor hereby releases. Such sales may be adjourned and continued from time to time with or without notice. Agent shall have the right to conduct such sales on each Grantor's premises or elsewhere and shall have the right to use each Grantor's premises without charge for such time or times as Agent deems necessary or advisable.

          Each Grantor further agrees, if any Event of Default shall have occurred and be continuing, at Agent's request, to assemble the Collateral and make it available to Agent, for the benefit of Agent and Lenders, at places which Agent shall select, whether at such Grantor's premises or elsewhere. Until Agent is able to effect a sale, lease, or other disposition of Collateral, Agent shall have the right to use Collateral, or any part thereof, to the extent that it deems appropriate for the purpose of preserving Collateral or its value or for any other purpose deemed appropriate by Agent. Agent shall have no obligation to any Grantor to maintain or preserve the rights of such Grantor as against third parties with respect to Collateral while Collateral is in the possession of Agent. Agent may, if it so elects, seek the appointment of a receiver or keeper to take possession of Collateral and to enforce any of Agent's remedies (for the benefit of Agent and Lenders), with respect to such appointment without prior notice or hearing. Agent shall apply the net proceeds of any such collection, recovery, receipt, appropriation, realization or sale to the Obligations as provided in Section 1.11 of the Credit Agreement, and only after so paying over such net proceeds, and after the payment by Agent of any other amount required by any provision of law, including Section 9-504(1)(c) of the Code (but only after Agent has received what it considers reasonable proof of a subordinate party's security interest), need Agent account for the surplus, if any, to any Grantor. To the maximum extent permitted by applicable law, each Grantor waives all claims, damages, and demands against Agent or any Lender arising out of the repossession, retention or sale of the Collateral except such as arise solely out of the gross negligence or willful misconduct of Agent or such Lender as finally determined by a court of competent jurisdiction. Each Grantor agrees that ten (10) days prior notice by Agent of the time and place of any public sale or of the time after which a private sale may take place is reasonable notification of such matters. Each Grantor shall remain liable for any deficiency if the proceeds of any sale or disposition of the Collateral are insufficient to pay all amounts to which Agent, for itself and the ratable benefit of Lenders, is entitled, each Grantor also being liable for any attorneys' fees incurred by Agent or any Lender to collect such deficiency.

          (b) Each Grantor, jointly and severally, agrees to pay any and all costs of Agent or any Lender, including attorneys' fees and expenses, incurred in connection with the enforcement of any of its rights and remedies hereunder.

          (c) Except as otherwise specifically provided herein, each Grantor hereby waives presentment, demand, protest or any notice (to the maximum extent permitted by applicable law) of any kind in connection with this Security Agreement or any Collateral.

          8. GRANT OF LICENSE TO USE PATENT, TRADEMARK AND COPYRIGHT COLLATERAL. For the purpose of enabling Agent to exercise rights and remedies under Section 7 hereof (including, without limiting the terms of Section 7 hereof, in order to take possession of, hold, preserve, process, assemble, prepare for sale, market for sale, sell or otherwise dispose of Collateral) at such time as Agent, for itself and the ratable benefit of Lenders, shall be lawfully entitled to exercise such rights and remedies, each Grantor hereby grants to Agent, for the benefit of Agent and Lenders, an irrevocable, non-exclusive license (exercisable without payment of royalty or other compensation to any Grantor) to use, license or sublicense any Trademark or trade secret now owned or hereafter acquired by such Grantor, and wherever the same may be located, and including in such license access to all media in which any of the licensed items may be recorded or stored and to all computer software and programs used for the compilation or printout thereof.

          9. LIMITATION ON AGENT'S AND LENDERS' DUTY IN RESPECT OF COLLATERAL. Agent and each Lender shall use reasonable care with respect to the Collateral in its possession or under its control. Neither Agent nor any Lender shall have any other duty as to any Collateral in its possession or control or in the possession or control of any agent or nominee of Agent or such Lender, or any income thereon or as to the preservation of rights against prior parties or any other rights pertaining thereto.

          10. REINSTATEMENT. This Security Agreement shall remain in full force and effect and continue to be effective should any petition be filed by or against any Grantor for liquidation or reorganization, should any Grantor become insolvent or make an assignment for the benefit of any creditor or creditors or should a receiver or trustee be appointed for all or any significant part of any Grantor's assets, and shall continue to be effective or be reinstated, as the case may be, if at any time payment and performance of the Obligations, or any part thereof, is, pursuant to applicable law, rescinded or reduced in amount, or must otherwise be restored or returned by any obligee of the Obligations, whether as a "voidable preference," "fraudulent conveyance," or otherwise, all as though such payment or performance had not been made. In the event that any payment, or any part thereof, is rescinded, reduced, restored or returned, the Obligations shall be reinstated and deemed reduced only by such amount paid and not so rescinded, reduced, restored or returned.

          11. NOTICES. Except as otherwise provided herein, whenever it is provided herein that any notice, demand, request, consent, approval, declaration or other communication shall or may be given to or served upon any of the parties by any other party, or whenever any of the parties desires to give and serve upon any other party any communication with respect to this

Security Agreement, each such notice, demand, request, consent, approval, declaration or other communication shall be in writing and shall be given in the manner, and deemed received, as provided for in Section 11.10 of the Credit Agreement.

          12. SEVERABILITY. Whenever possible, each provision of this Security Agreement shall be interpreted in a manner as to be effective and valid under applicable law, but if any provision of this Security Agreement shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity without invalidating the remainder of such provision or the remaining provisions of this Security Agreement. This Security Agreement is to be read, construed and applied together with the Credit Agreement and the other Loan Documents which, taken together, set forth the complete understanding and agreement of Agent, Lenders and the Grantors with respect to the matters referred to herein and therein.

          13. NO WAIVER; CUMULATIVE REMEDIES. Neither Agent nor any Lender shall by any act, delay, omission or otherwise be deemed to have waived any of its rights or remedies hereunder, and no waiver shall be valid unless in writing, signed by Agent and then only to the extent therein set forth. A waiver by Agent, for itself and the ratable benefit of Lenders, of any right or remedy hereunder on any one occasion shall not be construed as a bar to any right or remedy which Agent would otherwise have had on any future occasion. No failure to exercise nor any delay in exercising on the part of Agent or any Lender, any right, power or privilege hereunder, shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power or privilege hereunder preclude any other or future exercise thereof or the exercise of any other right, power or privilege. The rights and remedies hereunder provided are cumulative and may be exercised singly or concurrently, and are not exclusive of any rights and remedies provided by law. None of the terms or provisions of this Security Agreement may be waived, altered, modified or amended except by an instrument in writing, duly executed by Agent and Grantors.

          14. LIMITATION BY LAW. All rights, remedies and powers provided in this Security Agreement may be exercised only to the extent that the exercise thereof does not violate any applicable provision of law, and all the provisions of this Security Agreement are intended to be subject to all applicable mandatory provisions of law that may be controlling and to be limited to the extent necessary so that they shall not render this Security Agreement invalid, unenforceable, in whole or in part, or not entitled to be recorded, registered or filed under the provisions of any applicable law.

          15. TERMINATION OF THIS SECURITY AGREEMENT. Subject to Section 10 hereof, this Security Agreement shall terminate upon the Termination Date.

          16. SUCCESSORS AND ASSIGNS. This Security Agreement and all obligations of each Grantor hereunder shall be binding upon the successors and assigns of any Grantor (including any debtor-in-possession on behalf of any Grantor) and shall, together with the rights and remedies of Agent, for the benefit of Agent and Lenders, hereunder, inure to the benefit of Agent and Lenders, all future holders of any instrument evidencing any of the Obligations and their respective successors and assigns. No sales of participations, other sales, assignments, transfers or other dispositions of any agreement governing or instrument evidencing the Obligations or any portion thereof or interest therein shall in any manner affect the security interest granted to Agent, for the benefit of Agent and Lenders, hereunder. No Grantor may assign, sell or otherwise transfer any interest in or obligation under this Security Agreement.

          17. COUNTERPARTS. This Security Agreement may be executed in any number of separate counterparts, each of which shall collectively and separately constitute one and the same agreement.

          18. GOVERNING LAW. EXCEPT AS OTHERWISE EXPRESSLY PROVIDED IN ANY OF THE LOAN DOCUMENTS, IN ALL RESPECTS, INCLUDING ALL MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE, THIS SECURITY AGREEMENT AND THE OBLIGATIONS ARISING HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF ILLINOIS (WITHOUT REGARD TO CONFLICT OF LAW PROVISIONS), AND ANY APPLICABLE LAWS OF THE UNITED STATES OF AMERICA. EACH GRANTOR HEREBY CONSENTS AND AGREES THAT THE STATE OR FEDERAL COURTS LOCATED IN COOK COUNTY, CITY OF CHICAGO, ILLINOIS, SHALL HAVE EXCLUSIVE JURISDICTION TO HEAR AND DETERMINE ANY CLAIMS OR DISPUTES BETWEEN ANY GRANTOR, AGENT AND LENDERS PERTAINING TO THIS SECURITY AGREEMENT OR ANY OF THE OTHER LOAN DOCUMENTS OR TO ANY MATTER ARISING OUT OF OR RELATING TO THIS SECURITY AGREEMENT OR ANY OF THE OTHER LOAN DOCUMENTS, PROVIDED, THAT AGENT, LENDERS AND EACH GRANTOR ACKNOWLEDGE THAT ANY APPEALS FROM THOSE COURTS MAY HAVE TO BE HEARD BY A COURT LOCATED OUTSIDE OF COOK COUNTY, CITY OF CHICAGO, ILLINOIS, AND, PROVIDED, FURTHER, NOTHING IN THIS AGREEMENT SHALL BE DEEMED OR OPERATE TO PRECLUDE AGENT FROM BRINGING SUIT OR TAKING OTHER LEGAL ACTION IN ANY OTHER JURISDICTION TO REALIZE ON THE COLLATERAL OR ANY OTHER SECURITY FOR THE OBLIGATIONS, OR TO ENFORCE A JUDGMENT OR OTHER COURT ORDER IN FAVOR OF AGENT. EACH GRANTOR EXPRESSLY SUBMITS AND CONSENTS IN ADVANCE TO SUCH JURISDICTION IN ANY ACTION OR SUIT COMMENCED IN ANY SUCH COURT, AND EACH GRANTOR HEREBY WAIVES ANY OBJECTION WHICH IT MAY HAVE BASED UPON LACK OF PERSONAL JURISDICTION, IMPROPER VENUE OR FORUM NON CONVENIENS AND HEREBY CONSENTS TO THE GRANTING OF SUCH LEGAL OR EQUITABLE RELIEF AS IS DEEMED APPROPRIATE BY SUCH COURT. EACH GRANTOR HEREBY WAIVES PERSONAL SERVICE OF THE SUMMONS, COMPLAINT AND OTHER PROCESS ISSUED IN ANY SUCH ACTION OR SUIT AND AGREES THAT SERVICE OF SUCH SUMMONS, COMPLAINTS AND OTHER PROCESS MAY BE MADE BY REGISTERED OR CERTIFIED MAIL ADDRESSED TO SUCH GRANTOR AT THE ADDRESS OF BORROWER SET FORTH ON SCHEDULE J TO THE CREDIT AGREEMENT AND THAT SERVICE SO MADE SHALL BE DEEMED COMPLETED UPON THE EARLIER OF ACTUAL RECEIPT

THEREOF OR THREE (3) DAYS AFTER DEPOSIT IN THE U.S. MAILS, PROPER POSTAGE
PREPAID.

          19. WAIVER OF JURY TRIAL. BECAUSE DISPUTES ARISING IN CONNECTION WITH COMPLEX FINANCIAL TRANSACTIONS ARE MOST QUICKLY AND ECONOMICALLY RESOLVED BY AN EXPERIENCED AND EXPERT PERSON AND THE PARTIES WISH APPLICABLE STATE AND FEDERAL LAWS TO APPLY (RATHER THAN ARBITRATION RULES), THE PARTIES DESIRE THAT DISPUTES ARISING HEREUNDER OR RELATING HERETO BE RESOLVED BY A JUDGE APPLYING SUCH APPLICABLE LAWS. THEREFORE, TO ACHIEVE THE BEST COMBINATION OF THE BENEFITS OF THE JUDICIAL SYSTEM AND OF ARBITRATION, THE PARTIES HERETO WAIVE ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, SUIT OR PROCEEDING BROUGHT TO RESOLVE ANY DISPUTE, WHETHER SOUNDING IN CONTRACT, TORT, OR OTHERWISE, AMONG AGENT, LENDERS, AND ANY GRANTOR ARISING OUT OF, CONNECTED WITH, RELATED TO, OR INCIDENTAL TO THE RELATIONSHIP ESTABLISHED IN CONNECTION WITH, THIS SECURITY AGREEMENT OR ANY OF THE OTHER LOAN DOCUMENTS OR THE TRANSACTIONS RELATED HERETO OR THERETO.

          20. Section Titles. The Section titles contained in this Security Agreement are and shall be without substantive meaning or content of any kind whatsoever and are not a part of the agreement between the parties hereto.

          21. No Strict Construction. The parties hereto have participated jointly in the negotiation and drafting of this Security Agreement. In the event an ambiguity or question of intent or interpretation arises, this Security Agreement shall be construed as if drafted jointly by the parties hereto and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any provisions of this Security Agreement.

          22. Advice of Counsel. Each of the parties represents to each other party hereto that it has discussed this Security Agreement and, specifically, the provisions of Section 18 and Section 19, with its counsel.

          23. Borrower as Agent. Each Grantor (other than Borrower) hereby appoints Borrower as its agent and attorney-in-fact for purposes of giving and receiving notices under this Security Agreement and agrees that any notice hereunder delivered to Borrower shall be deemed to have been delivered to each Grantor.


                                 [SIGNATURE PAGES FOLLOW]

          IN WITNESS WHEREOF, each Grantor has caused this Security Agreement to be executed and delivered by its duly authorized officer as of the date first set forth above.


ACADIANA MALL WILSONS, INC.

ANNAPOLIS WILSONS, INC.

ANTELOPE VALLEY WILSONS, INC.

ARDEN FAIR WILSONS, INC.

ARSENAL WILSONS, INC.

ATLANTA AIR PORT CONCOURSE T WILSON, INC.

AUBURN-MAINE WILSONS, INC.

AUBURN WILSONS, INC.

AUGUSTA MALL WILSONS, INC.

AVENUE OF THE AMERICAS WILSONS, INC.

BALDWIN HILLS WILSONS, INC.

BANGOR MALL WILSONS, INC.

BARTON CREEK WILSONS, INC.

BAYSHORE WILSONS, INC.

BAYSHORE (CA) WILSONS, INC.

BAYSIDE TANNERY WEST, INC.

BEAVER VALLEY WILSONS, INC.

BELLEVUE BERMANS INC.

BELLIS FAIR WILSONS, INC.

BERKSHIRE WILSONS, INC.

BERMANS, THE LEATHER EXPERTS, INC.

BIRCHWOOD MALL WILSONS, INC.

BOISE WILSONS, INC.

BOULDER WILSONS, INC.

BOULEVARD MALL WILSONS, INC.

BRAINTREE TANNERY WEST, INC.

BRIARWOOD WILSONS, INC.

BRIDGEWATER COMMONS WILSONS, INC.

BRUNSWICK SQUARE WILSONS, INC.

BUCKLAND HILLS PELLE CUIR, INC.

BURLINGTON WILSONS, INC.

BURTON WILSONS, INC.

CAMBRIDGE GALLERIA WILSONS, INC.

CAPITOL COURT WILSONS, INC.

CARBONDALE IL WILSONS, INC.

CAROLINA PLACE WILSONS, INC.

CARSON WILSONS, INC.

CARY TOWN WILSONS, INC.

CASCADE MALL WILSONS, INC.

CENTURY CITY WILSONS, INC.

CHAMPLAIN CENTRE WILSONS, INC.

CHARELSTON CENTER WILSONS, INC.

CHARLESTOWNE WILSONS, INC.

CHAUTAUQUA WILSONS, INC.

CHERRY HILL WILSONS, INC.

CHICAGO RIDGE WILSONS, INC.

CHICAGO YARD WILSONS, INC.

CHRISTIANA WILSONS, INC.

CHULA VISTA WILSONS, INC.

CIELO VISTA WILSONS, INC.

CLERMONT COUNTY WILSONS, INC.

COLONIE WILSONS, INC.

CONCOURSE A WILSONS, INC.

CORONADO WILSONS, INC.

CORTANA MALL WILSONS, INC.

COUNCIL BLUFFS WILSONS, INC.

COUNTY FAIR WILSONS, INC.

CROSS COUNTY WILSONS, INC.

CROSS CREEK MALL WILSONS, INC.

CROSSROADS WILSONS, INC., A NEVADA CORPORATION

CROSSROADS WILSONS, INC., A UTAH CORPORATION

CRYSTAL WATERFORD WILSONS, INC.

CUMBERLAND WILSONS, INC.

DAKOTA SQUARE WILSONS, INC.

DANBURY FAIR WILSONS, INC.

DEL AMO BERMANS, INC.

EASTFIELD WILSONS, INC.

EASTLAND MALL WILSONS, INC.

EASTLAND (MICH.) WILSONS, INC.

EASTPOINT WILSONS, INC.

EASTVIEW WILSONS, INC.

EMERALD SQUARE WILSONS, INC.

ESCONDIDO WILSONS, INC.

FAIRLANE WILSONS, INC.

FASHION PLACE WILSONS, INC.

FASHION SQUARE-SAGINAW WILSONS, INC.

FLATBUSH WILSONS, INC.

FOOTHILLS WILSONS, INC.

FORD CITY PELLE CUIR, INC.

FOUR SEASONS WILSONS, INC.

FOX RUN WILSONS, INC.

FRANKLIN MILLS BERMANS OUTLET, INC.

GARDEN STATE TANNERY WEST, INC.

GENESEE VALLEY WILSONS, INC.

GOLF MILL WILSONS, INC.

GOVERNOR'S SQUARE WILSONS, INC.

GRAND RAPIDS WILSONS, INC.

GRAND TRAVERSE WILSON, INC.

GREAT MALL SNYDER LEATHER OUTLET, INC.

GREAT NORTHWEST BERMANS OUTLET, INC.

GREEN ACRES WILSONS, INC.

GURNEE MILLS BERMANS OUTLET, INC.

GWINNETT PLACE WILSONS, INC.

HAMILTON PLACE WILSONS, INC.

HAMILTON WILSONS, INC.

HANES MALL WILSONS, INC.

HANFORD WILSONS, INC.

HARRISBURG WILSONS, INC.

HARTSFIELD ATRIUM WILSONS, INC.

HAYWOOD WILSONS, INC.

HENRIETTA WILSONS, INC.

HICKORY RIDGE BERMANS, INC.

HOLYOKE WILSONS, INC.

HULEN MALL WILSONS, INC.

HUNTINGTON-WEST VA. WILSONS, INC.

INGRAM PARK WILSONS, INC.

IRONDEQUOIT WILSONS, INC.

IRVING WILSONS, INC.

JANESVILLE WILSONS, INC.

JEFFERSON YORKTOWN WILSONS, INC.

KELSO WILSONS, INC.

KENWOOD WILSONS, INC.

KING OF PRUSSIA WILSONS, INC.

KITSAP MALL WILSONS, INC.

LAKEVIEW SQUARE WILSONS, INC.

LAKEWOOD WILSONS, INC.

LANDMARK CENTER (VA) WILSONS, INC.

LANESBOROUGH BERKSHIRE MALL WILSONS, INC.

LANSING MALL WILSONS, INC.

LAREDO WILSONS, INC.

LAUREL MALL WILSONS, INC.

LAYTON HILLS WILSONS, INC.

LEOMINSTER WILSONS, INC.

LIBERTY TREE MALL WILSONS, INC.

LINDALE WILSONS, INC.

LIVINGSTON MALL WILSONS, INC.

LONG BEACH WILSONS, INC.

LONG RIDGE WILSONS, INC.

MACHESNEY WILSONS, INC.

MACON MALL WILSONS, INC.

MADISON SQUARE WILSONS, INC.

MAIN PLACE WILSONS, INC.

MAINE MALL WILSONS, INC.

MALL AT 163RD ST. WILSONS, INC.

MARLEY STATION WILSONS, INC.

MENLO PARK WILSONS, INC.

MERIDEN SQUARE WILSONS, INC.

METRO WILSONS, INC.

MIDLAND MALL WILSONS HOUSE OF SUEDE, INC.

MIDLAND MALL WILSONS, INC.

MID-RIVERS BERMANS, INC.

MILITARY CIRCLE WILSONS, INC.

MISSION VALLEY WILSONS, INC.

MONROEVILLE WILSONS, INC.

MONTCLAIR WILSONS, INC.

MONTEBELLO WILSONS, INC.

NANUET TANNERY WEST, INC.

NATICK MALL WILSONS, INC.

NESHAMINY WILSONS, INC.

NEWBURGH MALL WILSONS, INC.

NEWPORT CITY WILSONS, INC.

NORTHGATE WILSONS, INC.

NORTH COUNTY FAIR TANNERY WEST, INC.

NORTH DARTMOUTH WILSONS, INC.

NORTH EAST WILSONS, INC.

NORTHGATE-DURHAM WILSONS, INC.

NORTHPOINT WILSONS, INC.

NORTHSHORE WILSONS, INC.

NORTHTOWN WILSONS, INC.

OAKRIDGE WILSONS, INC.

OAKVIEW WILSONS, INC.

OAKWOOD WILSONS, INC.

OCEAN COUNTY WILSONS, INC.

OLD CAPITAL CENTER WILSONS, INC.

ONODAGA COUNTY WILSONS, INC.

ORLAND SQUARE WILSONS, INC.

ORLANDO FASHION WILSONS, INC.

PARADISE VALLEY MALL WILSONS, INC.

PARAMUS PARK WILSONS, INC.

PARK CITY WILSONS, INC.

PARK LANE WILSONS, INC.

PARK PLAZA WILSONS, INC.

PARKERSBURG WILSONS, INC.

PARKWAY PLAZA WILSONS, INC.

PARMATOWN WILSONS, INC.

PEACHTREE MALL WILSONS, INC.

PENTAGON CITY TANNERY WEST, INC.

PHEASANT WILSONS, INC.

PHILADELPHIA GALLERY WILSONS, INC.

PHILLIPSBURG WILSONS, INC.

PITTSBURGH AIRPORT WILSONS, INC.

PORTAGE WILSONS, INC.

POUGHKEEPSIE GALLERIA WILSONS, INC.

RACEWAY WILSONS, INC.

RANDHURST WILSONS, INC.

RD. SQUARE WILSONS, INC.

RIDGEDALE TANNERY WEST, INC.

RIVER HILLS WILSONS, INC.

RIVERCHASE WILSONS, INC.

RI-WARWICK WILSONS HOUSE OF SUEDE, INC.

ROANOKE WILSONS, INC.

ROCKAWAY TANNERY WEST, INC.

ROCKINGHAM PARK WILSONS, INC.

ROGUE VALLEY WILSONS, INC.

ROOSEVELT FIELD TANNERY WEST, INC.

ROOSEVELT FIELD WILSONS, INC.

ROSEDALE WILSONS, INC.

ROSS PARK WILSONS, INC.

RUSHMORE MALL WILSONS, INC.

SACRAMENTO WILSONS, INC.

SALISBURY CENTRE WILSONS, INC.

SALMON RUN WILSONS, INC.

SAN LEANDRO WILSONS, INC.

SANDUSKY MALL WILSONS, INC.

SANTA ANITA WILSONS, INC.

SANTA MARIA WILSONS, INC.

SANTA ROSA WILSONS, INC.

SAWGRASS MILLS BERMANS OUTLET, INC.

SCOTTSDALE FASHION WILSONS, INC.

SERRAMONTE WILSONS, INC.

SHERWOOD WILSONS, INC.

SHOPPINGTOWN WILSONS, INC.

SIERRA VISTA WILSONS, INC.

SMITH HAVEN TANNERY WEST, INC.

SMITH HAVEN WILSONS, INC.

SNYDER LEATHER OF WARWICK, RI, INC.

SOLANO MALL WILSONS, INC.

SOUTH HILL (WA) WILSONS, INC.

SOUTH HILLS WILSONS, INC.

SOUTH SQUARE WILSONS, INC.

SOUTHERN HILLS WILSONS, INC.

SOUTHLAKE WILSONS, INC.

SOUTHWEST PLAZA WILSONS, INC.

SPOTSYLVANIA WILSONS, INC.

SPRING HILL WILSONS, INC.

SQUARE ONE WILSONS, INC.

STATEN ISLAND WILSONS, INC.

STEEPLEGATE WILSONS, INC.

STEINWAY STREET WILSONS, INC.

STONERIDGE TANNERY WEST, INC.

STONEWOOD WILSONS, INC.

STRATFORD SQUARE WILSONS, INC.

ST. CHARLES WILSONS, INC.

ST. LAURENCE CENTER WILSONS, INC.

SWANSEA WILSONS, INC.

TACOMA WILSONS, INC.

TAYLOR TOWNSHIP WILSONS, INC.

THE OAKS WILSONS, INC.

TOUHY AVENUE PELLE CUIR, INC.

TOWN CENTER WILSONS, INC.

TOWNE EAST WILSONS, INC.

TRUMBULL PARK WILSONS, INC.

TUCSON MALL WILSONS, INC.

TWELVE OAKS TANNERY WEST, INC.

TYLER MALL WILSONS, INC.

TYLER WILSONS, INC.

UNIVERSITY MALL WILSONS, INC.

VALLEY WEST WILSONS, INC.

VANCOUVER WILSONS, INC.

VICTOR VALLEY WILSONS, INC.

WAYNE COUNTY WILSONS, INC.

WEST COVINA WILSONS, INC.

WESTLAND-DETROIT WILSONS, INC.

WESTMINSTER (COLO.) WILSONS, INC.

WHITE PLAINS GALLERIA WILSONS, INC.

WILLOWBROOK WILSONS, INC.

WILSONS CENTER, INC.

WILSONS HOUSE OF SUEDE, INC.

WILSONS LEATHER HOLDINGS INC.

WILSONS TANNERY WEST, INC.

WILSONS THE LEATHER EXPERTS INC.

WILSONS/GEORGETOWN LEATHER DESIGN OF ARLINGTON, VA, INC.

WILSONS/GEORGETOWN LEATHER DESIGN OF BETHESDA, MD, INC.

WILSONS/GEORGETOWN LEATHER DESIGN OF COLUMBIA, MD, INC.

WILSONS/GEORGETOWN LEATHER DESIGN OF DALE CITY, VA, INC.

WILSONS/GEORGETOWN LEATHER DESIGN OF DENVER, CO, INC.

WILSONS/GEORGETOWN LEATHER DESIGN OF FAIRFAX, VA, INC.

WILSONS/GEORGETOWN LEATHER DESIGN OF FARMINGTON, CT, INC.

WILSONS/GEORGETOWN LEATHER DESIGN OF GAITHERSBURG, MD, INC.

WILSONS/GEORGETOWN LEATHER DESIGN OF KING PRUSSIA, PA, INC.

WILSONS/GEORGETOWN LEATHER DESIGN OF LANDOVER, MD, INC.

WILSONS/GEORGETOWN LEATHER DESIGN OF MCLEAN, VA, INC.

WILSONS/GEORGETOWN LEATHER DESIGN OF NASHVILLE, TN, INC.

WILSONS/GEORGETOWN LEATHER DESIGN OF OWINGS, MD, INC.

WILSONS/GEORGETOWN LEATHER DESIGN OF SPRINGFIELD, VA, INC.

WILSONS/GEORGETOWN LEATHER DESIGN OF STAMFORD, CT, INC.

WILSONS/GEORGETOWN LEATHER DESIGN OF ST. LOUIS, MO, INC.

WILSONS/GEORGETOWN LEATHER DESIGN OF TOWSON, MD, INC.

                                       WOODBRIDGE MALL WILSONS, INC.
WILSONS/GEORGETOWN LEATHER
DESIGN OF WILLOW GROVE, PA,            YAKIMA WILSONS, INC.
INC.
                                       YORK MALL WILSONS, INC.
WILSONS/GEORGETOWN LEATHER
DESIGN OF WOODBRIDGE, NJ, INC.         YUBA CITY WILSONS, INC.





                                       By: /s/David L. Rogers
                                           -------------------

                                       Name: David L. Rogers
                                             ----------------

                                             The authorized officer of
                                             each of the foregoing corporations

Accepted and Acknowledged by:

GENERAL ELECTRIC CAPITAL
CORPORATION, as Agent


By: /s/John Hatherly
    -------------------------------

Name: John Hatherly
      -----------------------------

Title: Region Manager
       ----------------------------


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